UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PennyMac Mortgage Investment Trust
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PENNYMAC MORTGAGE INVESTMENT TRUST 2022 Annual Meeting Vote by May 31, 2022 11:59 PM ET PENNYMAC MORTGAGE INVESTMENT TRUST 3043 TOWNSGATE ROAD WESTLAKE VILLAGE, CA 91361 D80317-P68621 You invested in PENNYMAC MORTGAGE INVESTMENT TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 1, 2022. Get informed before you vote View the Notice of 2022 Annual Meeting of Shareholders, Proxy Statement and 2021 Annual Report, which includes our Annual Report on Form 10-K, online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 1, 2022 11:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/PMT2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect the three Class I Trustees identified in the Proxy Statement to serve on our Board of Trustees, each for a term expiring at the 2025 Annual Meeting of Shareholders. Nominees: 1a. Scott W. Carnahan For 1b. Renee R. Schultz For 1c. Marianne Sullivan For 2. To ratify the appointment of our independent registered public accounting firm for the fiscal year ending For December 31, 2022. 3. To approve, by non-binding vote, our executive compensation. For NOTE: Such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.